                                STI CLASSIC FUNDS



                                    A SHARES



                                   PROSPECTUS

                                FEBRUARY 1, 2006

                             STI CLASSIC BOND FUNDS

                       SEIX FLOATING RATE HIGH INCOME FUND


                               INVESTMENT ADVISER:
                    SEIX ADVISORS, A FIXED INCOME DIVISION OF
                 TRUSCO CAPITAL MANAGEMENT, INC. (THE "ADVISER")




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS
ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the A Shares of the Seix Floating Rate High Income Fund ("Fund") that you should know before investing. Please read this prospectus and keep it for future reference.



This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:



 2      SEIX FLOATING RATE HIGH INCOME FUND

 5      MORE INFORMATION ABOUT RISK


 7      MORE INFORMATION ABOUT FUND INVESTMENTS


 7      INFORMATION ABOUT PORTFOLIO HOLDINGS


 7      INVESTMENT ADVISER


 8      PORTFOLIO MANAGERS


 8      PURCHASING, SELLING AND EXCHANGING FUND SHARES


14      MARKET TIMING POLICIES AND PROCEDURES


15      REDEMPTION FEE POLICY


15      DISTRIBUTION OF FUND SHARES


16      DIVIDENDS AND DISTRIBUTIONS


16      TAXES
INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC
COVER    FUNDS


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(SUITCASE  FUND SUMMARY
  ICON)
(TELESCOPE INVESTMENT STRATEGY
  ICON)
(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)
(TARGET    PERFORMANCE INFORMATION
  ICON)
(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)
(COIN      FUND FEES AND EXPENSES
  ICON)

(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)
(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)
(HAND      PURCHASING AND SELLING FUND SHARES
  SHAKE
  ICON)
(DOLLAR    SALES CHARGES
  ICON)


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                                                                   PROSPECTUS  1

                                                             CUSIP/TICKER SYMBOL


FUND NAME                                              CLASS     INCEPTION    TICKER  CUSIP
Seix Floating Rate High Income Fund                    A Shares   05/08/06    --      78476A611


                                                         RISK/RETURN INFORMATION

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser is responsible for investing Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OF ANY OTHER GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

SEIX FLOATING RATE HIGH INCOME FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              To provide a high level of current income by investing
                                             primarily in first and second lien senior floating rate
                                             loans and other floating rate debt securities.
INVESTMENT FOCUS                             Senior floating rate loans and other floating rate debt
                                             securities
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Invest in a portfolio of interests in first and second lien senior floating rate loans and other floating rate debt
                                             securities.
INVESTOR PROFILE                             Investors who seek:
                                             - Current income and a hedge against rising interest rates;
                                             - Diversification by adding assets that have traditionally exhibited low correlation to other asset classes;
                                             - Relatively high risk adjusted returns compared to other
                                             short term investment vehicles.

(TELESCOPE ICON)
               INVESTMENT STRATEGY


               Under normal circumstances, the STI Classic Seix Floating Rate High Income Fund invests at least 80% of its net assets in a combination of first and second lien senior floating rate loans and other floating rate debt securities. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates. The Fund may invest all or substantially all of its assets in floating rate loans and debt securities that are rated below investment grade, or in comparable unrated securities. The Fund may also invest up to 20% of its total assets in any combination of junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, high yield fixed rate bonds, investment grade fixed income debt obligations, asset-backed securities (such as special purpose trusts investing in bank loans), money market securities and repurchase agreements. In deciding which debt securities to buy and sell, the portfolio managers will emphasize securities which are within the segment of the high yield market the Fund has targeted for emphasis, which are securities rated "BB" and "B" by Standard & Poor's Rating Services or "Ba" and "B" by Moody's Investor Services, Inc. or unrated securities if, in the Adviser's opinion, they are of comparable quality.


Some types of senior loans in which the fund may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans are commonly referred to as revolvers. Because revolvers contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower's discretion, the Fund must have funds sufficient to cover its contractual obligation. Therefore, the Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving Senior Loan. The Fund will not encumber any assets that are otherwise encumbered. The Fund will limit its investments in such obligations to no more than 25% of the Fund's total assets.


The Fund may invest up to 20% of its total assets in senior loans made to non-U.S. borrowers provided that no more than 5% of these loans are non-U.S. dollar denominated. The Fund may also engage in certain hedging transactions. In addition, in order to implement its investment strategy, the Fund may buy or sell to a limited extent, derivative instruments (such as futures, options, credit linked notes and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Preservation of capital is considered when consistent with the Fund's objective.


(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa; the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates than debt securities with shorter durations, thereby increasing risk. Floating rate securities, however, are generally less affected by interest rate changes.

                                             SEIX FLOATING RATE HIGH INCOME FUND



                                                                   PROSPECTUS  3

Economic and other market events may reduce the demand for certain senior loans held by the Fund, which may adversely impact the net asset value of the Fund.

Loans and other debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Many floating rate loans are such lower rated securities.

High yield securities, which are also known as "junk bonds," involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield securities involve greater risk of default or declines than investment grade securities due to actual or perceived changes in an issuer's credit-worthiness. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

The risks associated with floating rate loans are similar to the risks of junk bonds, although floating rate loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans' higher standing in an issuer's capital structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring.

Although senior floating rate loans are generally collateralized, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured.

Loans generally are subject to restrictions on resale. Loans sometimes trade infrequently in the secondary market. As a result valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult or delayed. Difficulty in selling a loan can result in a loss.

Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace a particular loan with a lower-yielding security. This may adversely affect the distributions on the Fund's shares.

Some types of loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the Securities and Exchange Commission ("SEC") or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to lenders in connection with loans, the amount of public information available with respect to loans will generally be less extensive that that available for rated, registered or exchange listed securities. As a result, the Fund is more dependent on the analytical ability of the Adviser.

The Fund's investments in loans will generally be in the form of assignments but may also be in the form of loan participations. Many such loan participation interests involve a primary lender that is interpositioned between the Fund and the borrower. The Fund may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In addition, since the primary lender will often conduct its primary business in the financial services industry, the Fund may be more susceptible to economic and market fluctuations that affect the financial services sector than a fund that does not invest in loan participation interests. Investments in loans through an assignment of the lenders' interests with respect to a loan may involve additional risks, including the risks of being a lender.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, foreign securities are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

SEIX FLOATING RATE HIGH INCOME FUND



           4  PROSPECTUS

        The Fund is new and, therefore, does not have performance history for a full calendar year.

(TARGET ICON)
             PERFORMANCE INFORMATION

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

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SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


                                                              A SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)*                                         4.75%
Redemption Fee (as a percentage of net asset value)**         2.00%


  * This sales charge varies depending on how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without a front-end sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."

** This redemption fee will be imposed on shares redeemed within seven days of purchase unless the redemption is excluded under the Redemption Fee Policy.

    See "Redemption Fee Policy."

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ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                              A SHARES
Investment Advisory Fees                                      0.45%
Distribution and Service (12b-1) Fees(1)                      0.30%
Other Expenses(2)                                             0.14%
                                                              ------------
Total Annual Fund Operating Expenses                          0.89%
Fee Waivers and Expense Reimbursements(3)                     (0.04)%
                                                              ------------
Net Operating Expenses                                        0.85%
                                                              ------------


(1) The Fund's Distribution and Service Plan for A Shares authorizes payment of up to 0.35% of average daily net assets of A Shares for distribution and shareholder services. Currently, the Board of Trustees has only approved payment of up to 0.30% of average daily net assets.

(2) Other Expenses are based on estimated amounts for the current fiscal year.


(3) The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses until at least February 1, 2007 in order to keep total operating expenses from exceeding 0.85%. If at any point before February 1, 2009 Total Annual Fund Operating Expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements. Certain service providers may waive a portion of their fees. The service providers may discontinue all or a portion of these fee waivers at any time.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:


1 YEAR*   3 YEARS
 $558      $742



* Without waiver, 1 year cost is $562.


If you do not sell your shares at the end of the period:


1 YEAR**   3 YEARS
  $558      $742



** Without waiver, 1 year cost is $562.


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FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                     MORE INFORMATION ABOUT RISK



                                                                   PROSPECTUS  5

(LIFE PRESERVER ICON)
            MORE INFORMATION
            ABOUT RISK

DERIVATIVES RISK

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK

The Fund may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

CREDIT RISK

The possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform

MORE INFORMATION ABOUT RISK



           6  PROSPECTUS

accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

FLOATING RATE LOAN RISK

As fixed income securities, investments in floating rate loans are subject to interest rate risk, but that risk is less because the interest rate of the loan adjusts periodically. As debt securities, investments in floating rate loans are subject to credit risk. Many floating rate loans are in unrated or lower credit rated securities. When a security is unrated, the Fund must rely more heavily on the analytical ability of the Adviser. Many floating rate loan investments share the same risks as high yield securities, although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating rate securities are often subject to restrictions on resale which can result in reduced liquidity. A floating rate loan also may not be fully collateralized, although one lending institution will often be required to monitor collateral. Borrowers may repay principal faster than the scheduled due date which may result in the Fund replacing that loan with a lower-yielding security. Investment in loan participation interests may result in increased exposure to financial services sector risk.

A loan may not be fully collateralized which may cause the loan to decline significantly in value, although one lending institution acting as agent for all of the lenders will generally be required to administer and manage the loan and, with respect to collateralized loans, to service or monitor the collateral.

U.S. GOVERNMENT SECURITY RISK

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Additionally, some of the Fund's U.S. government securities may be treasury inflation protected securities ("TIPS"). These securities can exhibit price movements impacted not only by changing interest rates but by changing inflation expectations and seasonal inflation patterns. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

EQUITY SECURITY RISK

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

CONFLICT OF INTEREST RISK


Certain Fund managers and other personnel of the Adviser may also manage similar investment portfolios for another non-investment adviser contracted affiliated business, Seix Structured Products, LLC ("SSP"). SSP is a subsidiary of SunTrust Bank and an affiliate of the Adviser, but not a client of the Adviser. In that role, this group purchases bank loans on behalf of SSP, for purposes of subsequent collateralized loan obligation ("CLO") transactions where the Adviser and its affiliate, SunTrust Capital Markets, Inc., will serve as collateral manager and as structuring agent/ placement agent, respectively. The trustee and custodian of the CLO transactions are not affiliated entities of the Adviser or SunTrust Capital Markets. In addition, the Adviser serves as adviser to an account established with its affiliate, SunTrust Equity Funding, LLC ("STEF") for the purpose of purchasing high yield securities for subsequent sale to these same CLO transactions. Each of these transactions is subject to the approval of the independent trustee of the CLO transaction. In addition to disclosure to the trustee, all such transactions are fully disclosed to potential investors in the CLO's Offering and Disclosure documents.


As a result of these multiple investment-oriented relationships, there exists a potential risk that the fund

                                                              INVESTMENT ADVISER



                                                                   PROSPECTUS  7

managers may favor other adviser and non-adviser contracted businesses over the Fund, especially when allocating certain types of transactions. The Adviser has created and implemented additional policies and procedures designed to protect shareholders against such conflicts; however there can be no absolute guarantee that the Fund will always participate in the same or similar investments or receive equal or better individual investment allocations at any given time.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements, and short-term obligations that would not ordinarily be consistent with the Fund's goals. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information.

(MAGNIFIYING GLASS ICON)
                INVESTMENT ADVISER


                Trusco Capital Management, Inc. ("Trusco" or the "Adviser"), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 serves as the investment adviser to the Fund. Seix Advisors, a fixed income division of Trusco, located at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey 07458, manages the Fund. As of December 31, 2005, the Adviser had approximately $70.4 billion in assets under management. For its advisory services to the Fund, the Adviser is entitled to receive an advisory fee as a percentage of the Fund's daily net assets of 0.45%.



The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses until at least February 1, 2007 in order to keep total operating expenses from exceeding 0.85%. If at any point before February 1, 2009 Total Annual Fund Operating Expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements.


Breakpoints will be used in computing the advisory fee as follows:

Average Daily Net Assets     Discount From Full Fee
------------------------     ----------------------
First $500 million           None - Full Fee
Next $500 million            5%
Over $1 billion              10%

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract with the Adviser will appear in the Fund's semi-annual report to shareholders for the period ended September 30, 2006.

The Adviser is responsible for making investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.


The Adviser is authorized to vote proxies on behalf of the Fund. Information regarding the Adviser's, and thus the Fund's, Proxy Voting Policies and Procedures is provided in the Statement of Additional Information. A copy of the Fund's Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-888-STI-FUND (1-888-784-3863) or by visiting www.sticlassicfunds.com.

PURCHASING, SELLING AND EXCHANGING FUND SHARES



           8  PROSPECTUS

PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of the Fund.

Mr. George Goudelias has served as Managing Director since joining Trusco in May 2004. He has co-managed the SEIX FLOATING RATE HIGH INCOME FUND since its inception. Prior to joining Trusco, Mr. Goudelias served as Director of High Yield Research of Seix Investment Advisors, Inc. from February 2001 to May 2004. He has more than 19 years of investment experience.

Mr. Michael McEachern, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the SEIX FLOATING RATE HIGH INCOME FUND since its inception. Prior to joining Trusco, Mr. McEachern served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from June 1997 to May 2004. He has more than 20 years of investment experience.

The Statement of Additional Information provides additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers, potential conflicts of interest and the portfolio managers' ownership of securities of the Fund.

(HAND SHAKE ICON)
                  PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Shares of the Fund.


HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account that will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Fund by:

- Mail

- Telephone 1-888-STI-FUND (1-888-784-3863)

- Wire

- Automated Clearing House ("ACH")

The Fund does not accept cash, credit card checks, third-party checks, travelers' checks, money orders, or checks drawn in a foreign currency as payment for Fund shares. Additionally, bank starter checks are not accepted when purchasing Fund shares for the first time.

You may also buy shares through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for Fund share transactions. Your financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your financial institution or intermediary.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund or transfer agent, and the Fund can redeem shares you own in this or another identically registered STI Classic Funds account as reimbursement.


The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").


The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day as of the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before the close of the NYSE. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO YOUR FINANCIAL INSTITUTION OR INTERMEDIARY AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION OR INTERMEDIARY TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING A SPECIFIC FINANCIAL INSTITUTION'S OR OTHER INTERMEDIARY'S INTERNAL ORDER

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                   PROSPECTUS  9

ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION OR INTERMEDIARY DIRECTLY.

NET ASSET VALUE

NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund.

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. Fair value prices may be determined in good faith using methods approved by the Board of Trustees.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issues into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

MINIMUM/MAXIMUM PURCHASES


To purchase shares for the first time, you must invest at least $2,000 in A Shares of the Fund.



Subsequent investments must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. The Fund may accept investments of smaller amounts for either class of shares at its discretion.


SYSTEMATIC INVESTMENT PLAN


If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. The Distributor may close your account if you do not meet the minimum investment requirement at the end of two years.


CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, residential street address, date of birth, Social Security number or tax identification number. You may also be asked for other information that will allow us to identify you. Entities are also required to provide additional documentation. This

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          10  PROSPECTUS

information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

(DOLLAR ICON)
                   SALES CHARGES


FRONT-END SALES CHARGES


The offering price of A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment.

                        YOUR SALES CHARGE      YOUR SALES CHARGE
                        AS A PERCENTAGE OF    AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:   OFFERING PRICE*      YOUR NET INVESTMENT
Less than $50,000             4.75%                  4.99%
$50,000 but less than
$100,000                      4.50%                  4.71%
$100,000 but less than
$250,000                      3.50%                  3.63%
$250,000 but less than
$500,000                      2.50%                  2.56%
$500,000 but less than
$1,000,000                    2.00%                  2.04%
$1,000,000 and over            None                   None

* The Distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 1.00%.

INVESTMENTS OF $1,000,000 OR MORE. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 1.00% if you redeem any of these A Shares within one year of purchase. The deferred sales charge is calculated based on the lesser of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your sales request. The deferred sales charge does not apply to shares you purchase through the reinvestment of dividends or capital gains distributions.

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  11


WAIVER OF FRONT-END SALES CHARGE


The front-end sales charge will be waived on A Shares purchased:

- through reinvestment of dividends and distributions;

- through an asset allocation account managed by an affiliate of the Adviser;

- by persons repurchasing shares they redeemed within the last 180 days (see "Repurchase of A Shares");

- by employees, and members of their immediate family (spouse, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of the Adviser and its affiliates;

- by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously with the Trust department of a bank affiliated with the Adviser;

- by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

- through dealers, retirement plans, asset allocation and wrap programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF A SHARES

You may repurchase any amount of A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the "Taxes" section in the Statement of Additional Information for more information. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.


REDUCED SALES CHARGES


RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A Shares you are currently purchasing.

The Fund will combine the value of your current purchases with the current market value of any shares previously purchased for:

- your individual account(s),

- your spouse's account(s),

- joint account(s) with your spouse,

- your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. To be entitled to a reduced sales charge based on shares already owned, you must let the Fund know at the time you make the purchase for which you are seeking the reduction that you qualify for such a reduction. You may be required to provide the Fund with your account number(s), account name(s), and copies of the account statements, and if applicable, the account number(s), account name(s), and copies of the account statements for your spouse and/or children (and provide the children's ages). Your financial institution may require documentation or other information in order to verify your eligibility for a reduced sales charge. The Fund may amend or terminate this right of accumulation at any time.


LETTER OF INTENT. You may purchase A Shares at the sales charge rate applicable to the total amount of purchases of all share classes you intend to make over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. In other words, a Letter of Intent allows you to purchase shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Reinvested dividends or capital gain distributions do not apply toward these combined purchases. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. As shown in the chart above under "Front-End Sales Charges," the first breakpoint will be applied when total purchases reach $50,000. In calculating the total amount of purchases, you may include in your Letter

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          12  PROSPECTUS

purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.


You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).


COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares of any class made by you, your spouse and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.


You can also obtain this information about sales charges, rights of accumulation and Letters of Intent on the Fund's website at www.sticlassicfunds.com.



OFFERING PRICE OF FUND SHARES



The offering price is the NAV next calculated after the transfer agent receives your request, plus the front-end sales charge.



You can also obtain information about sales charges, rights of accumulation and letters of intent on the Fund's website at www.sticlassicfunds.com.


HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with a broker or other financial institution or intermediary, contact that broker, financial institution or intermediary to sell your shares. Your broker, financial institution or intermediary may charge a fee for its services in addition to the fees charged by the Fund.


A Medallion Signature Guarantee] by a bank or other financial institution (a notarized signature is not sufficient) is required if the redemption is:


- made payable to someone other than the registered owner; and/or

- sent to an address or bank account other than the address or bank account of record (the address and/or bank account supplied in the initial Account Application), or

- an address or bank account of record that has been changed within the last 15 calendar days.


]MEDALLION SIGNATURE GUARANTEE: A Medallion Signature Guarantee verifies the authenticity of your signature and helps ensure that changes to your account are in fact authorized by you. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution participating in a Medallion Program recognized by the Securities Trading Association. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange, Inc. Medallion Program (NYSE
MSP). Contact your local financial adviser for further assistance.



The sale price of each share will be the next NAV determined after the Fund receives your request.


REDEMPTION FEE

A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within 7 days or less after their date of purchase unless the redemption is excluded under the Redemption Fee Policy. The redemption fee is intended to limit short-term trading and to help offset costs to the Fund's remaining shareholders of that type of activity. (See "Redemption Fee Policy.")

SYSTEMATIC WITHDRAWAL PLAN


If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  13

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 CALENDAR DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES


If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimum is $2,000 for A Shares.



The Fund will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting the Fund or your financial institution or intermediary by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) the Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timing Policies and Procedures" below. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 CALENDAR DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

A redemption fee of 2% of the value of the shares sold will be imposed on shares exchanged for shares of another STI Classic Fund within 7 days or less after their date of purchase unless the redemption is excluded under the Redemption Fee Policy. The redemption fee is intended to limit short-term trading and to help offset costs to the Fund's remaining shareholders of that type of activity. (See "Redemption Fee Policy.")


You may exchange A Shares of the Fund for A Shares of any other STI Classic Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an STI Classic Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into an STI Classic Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.


The amount of your exchange must meet any initial or subsequent purchase minimums applicable to the STI Classic Fund into which you are making the exchange.

MARKET TIMING POLICIES AND PROCEDURES




          14  PROSPECTUS


TELEPHONE TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution or intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

To redeem shares by telephone:

- redemption checks must be made payable to the registered shareholder; and

- redemption checks must be mailed to an address or wired to a bank account of record that has been associated with the shareholder account for at least 15 calendar days.

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund and/or its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

- Shareholders are restricted from making more than one (1) "round trip" into or out of the Fund within 14 days or more than two (2) "round trips" within any continuous 90 day period. If a shareholder exceeds either "round trip" restriction, he or she may be deemed a "Market Timer," and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund. Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent may be notified in writing of their designation as a Market Timer.

- The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

- A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within 7 days or less after their date of purchase. The redemption fee proceeds will be paid to the Fund to help offset costs to the Fund's remaining shareholders. The Fund will use the FIFO method to determine the holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares of the Fund held in a shareholder's account. If this holding period is less than the required holding period, the redemption fee will be assessed.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder

                                                     DISTRIBUTION OF FUND SHARES



                                                                  PROSPECTUS  15

transactions made through such omnibus arrangements is often unavailable or severely limited. The Fund relies in large part on the policies, ability and willingness of brokers, retirement plan accounts and other financial intermediaries who maintain omnibus arrangements to detect and deter short-term trading. Despite this reliance, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition to the previously mentioned initiatives to discourage market timing, the Fund intends to continually evaluate and, if practical, implement other measures to deter market timing.

REDEMPTION FEE POLICY

A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed (including exchanges) within 7 days or less after their date of purchase. The redemption fee proceeds will be paid to the Fund to help offset costs to the Fund's remaining shareholders. The Fund will use the FIFO method to determine the holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares of the Fund held in a shareholder's account. If this holding period is less than the required holding period, the redemption fee will be assessed.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund requests the support from financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's methods.


The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) accounts held through an omnibus arrangement, such as participants in certain group retirement plans (e.g., 401(k)/403(b) type participant accounts) or automatic asset allocation accounts, because information may not be available regarding beneficial owners or whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) Systematic Withdrawal Plan accounts; (v) retirement loans and withdrawals; (vi) shares sold due to the drop of an account balance below the required minimum as discussed under "Involuntary Sales of Your Shares"; and (vii) shares purchased through reinvestment of dividends or capital gains distributions. Dealers who purchase A Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase.


Further, the Fund reserves the right to refuse any purchase or exchange requests by any investor at any time. The Fund also reserves the right to modify or eliminate the redemption fee for certain categories of investors or waivers at any time. Such changes will be approved prior to implementation by the Fund's Board of Trustees.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Fund's distribution plan authorizes payment of up to 0.35% of the average daily net assets of the Fund's A Shares. Currently, however, the Board of Trustees has only approved payment of up to 0.30%.


The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or

DIVIDENDS, DISTRIBUTIONS AND TAXES



          16  PROSPECTUS

self-regulatory agencies, such as the National Association of Securities
Dealers.

From its own assets, the Adviser or its affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser. Furthermore, in addition to the fees that may be paid by the Fund, the Adviser or its affiliates may pay fees from its own capital resources or past profits to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries, including affiliates, for providing distribution-related, shareholder services, marketing support or administrative services support. As indicated, payment for these services is solely at the Adviser's or its affiliates expense and there are no monetary or non-monetary guarantees, arrangements or agreements of any kind designed in any manner to influence any partner, affiliate or service provider to recommend or sell shares of the Fund in lieu of another investment.

DIVIDENDS AND DISTRIBUTIONS


The Fund declares dividends daily and pays these dividends monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.


You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates and will not qualify for reduced tax rates on qualifying dividend income. Long-term capital gains are currently taxed at a maximum rate of 15%. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the maximum rate of 15% on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS THE SAME AS A SALE.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to safeguard this information and keep it confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The type of nonpublic personal information we have about you may include the information you provide on your account application; information you provide in telephone calls or correspondence with us; information about your transactions and holdings in the STI Classic Funds, and information about how you vote your shares.

INFORMATION WE DISCLOSE

The STI Classic Funds policy is to only disclose nonpublic personal information about you to companies that provide necessary services such as the STI Classic Funds' transfer agent, distributor, administrator or investment adviser; affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION

We restrict access to nonpublic personal information about you to those persons who are required to have certain information in order to provide services to you, or who are permitted by law to receive it. We have strict internal policies against unauthorized disclosure or use of customer information. We maintain customer information as mandated by financial regulations, and policies and procedures are in place for appropriate confidential destruction of all restricted access data.

If you have any questions regarding our Privacy Policy, please call 1-888-STI-FUND (1-888-784-3863).

INVESTMENT ADVISER:
Trusco Capital Management, Inc.
50 Hurt Plaza, Suite 1400
Atlanta, Georgia 30303

Seix Advisors, a fixed income division of Trusco Capital Management, Inc. 10 Mountainview Road
Suite C-200
Upper Saddle River, NJ 07458

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):
The SAI includes detailed information about the Fund.
The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
OR MORE INFORMATION:

TELEPHONE: Shareholder Services 1-800-249-3680
           Broker/Dealer        1-888-STI-FUND (1-888-784-3863)

MAIL:
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

The STI Classic Funds' Investment Company Act registration number is 811-06557.


[STI CLASSIC FUNDS]                                                PU-AFRHI-0406